SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: June 18, 2003



                                  FINDWHAT.COM
             (Exact Name of Registrant as specified in its charter)



      Nevada                          0-27331                    88-0348835
 (State or other               (Commission File No.)           (IRS Employer
 jurisdiction of                                          Identification Number)
incorporation or
  organization)



                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Exhibits.

         (c)      Exhibits.

             Exhibit No.             Description

                99.1 Press Release, dated June 18, 2003, entitled "FindWhat.com Raises Second Quarter Estimates."

Item 9.  Regulation FD Disclosure

         On June 18, 2003, FindWhat.com (the "Company") issued a press release entitled, "FINDWHAT.COM RAISES SECOND QUARTER ESTIMATES," regarding updated, anticipated financial results for the three months ending June 30, 2003 and containing forward-looking statements regarding the Company's performance during fiscal 2003.

         A copy of the Company's press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to the Securities and Exchange Commission hereby. The attached press release contains forward-looking statements relating to the Company's performance during fiscal 2003. A more thorough discussion of certain factors which may affect the Company's operating results is included under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2003, and will also be included in the Company's Quarterly Report on Form 10-Q for the three months ended June 30, 2003 to be filed in the third quarter of 2003.

         The furnishing of the information discussed herein and as provided in the attached press release shall not be deemed to be incorporated by reference for any purpose.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FINDWHAT.COM


Date:  June 18, 2003                      By:   /s/ Phillip R. Thune
                                               ---------------------------------
                                               Phillip R. Thune
                                               Chief Operating Officer and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

             Exhibit No.             Description

                99.1 Press Release, dated June 18, 2003, entitled "FindWhat.com Raises Second Quarter Estimates."